UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NUVATION BIO INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INVITATION TO 2026 ANNUAL MEETING OF STOCKHOLDERS

DATE: May 21, 2026

TIME: 11:00 a.m. EDT
PLACE: Live audio webcast at www.virtualshareholdermeeting.com/NUVB2026
April 10, 2026
Dear Stockholders:
Please join me at the Annual Meeting of Stockholders (Annual Meeting) of Nuvation Bio Inc. (we, us, Nuvation Bio or the Company) on May 21, 2026 at 11:00 a.m. EDT. At the Annual Meeting, we will ask you to (i) elect the Board of Directors’ nominees Robert B. Bazemore, Jr., Kim Blickenstaff and Robert Mashal, M.D. as directors of the Company to serve until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified, (ii) ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, and (iv) conduct any other business properly brought before the Annual Meeting.
It is important that your shares be represented at the Annual Meeting. We have provided in the accompanying proxy statement instructions on how to vote your shares. Please vote as soon as possible.
Sincerely yours,

David Hung, M.D.

President and Chief Executive Officer

NUVATION BIO INC.
1500 Broadway, Suite 1401
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2026
To the Stockholders of Nuvation Bio Inc.:
The Annual Meeting of stockholders of Nuvation Bio Inc. will be held via a live audio webcast at www.virtualshareholdermeeting.com/NUVB2026, on May 21, 2026, at 11:00 a.m. (Eastern Time), for the following purposes:
1.
To elect the Board of Directors’ three nominees for director named in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the Proxy Statement) to serve until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified. Holders of Class A Common Stock and holders of Class B Common Stock voting together as one class will elect two directors, and holders of Class B Common Stock will elect one director.

Holders of Class A Common Stock and holders of Class B Common Stock will vote together as one class on all other proposals.
2.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.
4.	To conduct any other business properly brought before the Annual Meeting.
These items of business are more fully described in the Proxy Statement.
This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/NUVB2026 and entering the 16-digit Control Number included in your proxy card or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the Proxy Statement. You may login beginning at 10:45 a.m. (Eastern Time), on May 21, 2026.
The record date for the Annual Meeting is March 25, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
By Order of the Board of Directors,

Stephen Dang
Chief Legal Officer and Secretary
New York, New York
April 10, 2026

IMPORTANT
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE TELEPHONE OR ON THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE ONLINE IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.
THANK YOU FOR ACTING PROMPTLY.

i

NUVATION BIO INC.
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board of Directors of Nuvation Bio Inc. (the Board) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet.
We intend to first mail these proxy materials on or about April 10, 2026 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/NUVB2026. You will not be able to attend the Annual Meeting in person. If you attend the Annual Meeting online, you will be able to vote and submit questions, at www.virtualshareholdermeeting.com/NUVB2026.
You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on March 25, 2026, the record date. To be admitted to the Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/NUVB2026 and enter the 16-digit Control Number found next to the label “Control Number” on your proxy card or in the email sending you the Proxy Statement. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the Annual Meeting if you have questions about obtaining your proxy to vote.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the meeting on May 21, 2026.
What if I cannot find my Control Number?
Please note that if you do not have your Control Number and you are a registered stockholder, you will be able to login as a guest. To view the meeting webcast, visit www.virtualshareholdermeeting.com/NUVB2026 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting.
If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your Control Number prior to the Annual Meeting.
Will a list of record stockholders as of the record date be available?
A list of our record stockholders as of the close of business on the record date will be made available to stockholders during the meeting at www.virtualshareholdermeeting.com/NUVB2026. In addition, for the 10 days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose germane to the Annual Meeting. To access the list of record stockholders beginning May 11, 2026 and until the meeting, stockholders should email ir@nuvationbio.com.
Where can we get technical assistance?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

For the Annual Meeting, how do we ask questions of management and the Board?
Stockholders may submit questions that are relevant to one of the matters in the agenda to be voted on by the stockholders at the Annual Meeting. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/NUVB2026.
If I miss the Annual Meeting, will there be a copy posted online?
Yes, a replay of the Annual Meeting webcast will be available at our corporate website at investors.nuvationbio.com/investors and remain for at least one year.
Who can vote at the Annual Meeting?
Holders of record of Nuvation Bio’s Class A Common Stock (Class A Stock) and holders of record of Nuvation Bio’s Class B Common Stock (Class B Stock and together with the Class A Stock, the Common Stock) at the close of business on March 25, 2026 will be entitled to vote at the Annual Meeting. On that date, 346,685,831 shares of Class A Stock and 1,000,000 shares of Class B Stock were issued and outstanding. Neither class of Common Stock has cumulative voting rights.
Each share of Class A Stock and each share of Class B Stock is entitled to one vote on every matter submitted to the applicable stockholders at the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on March 25, 2026 your shares were registered directly in your name with Nuvation Bio’s transfer agent, Continental Stock Transfer & Trust Company (Continental), then you are a stockholder of record. As a stockholder of record, you may vote online at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on March 25, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account.
You are also invited to attend the Annual Meeting. You may vote prior to the meeting by logging in with the Control Number on your voting instruction form at www.proxyvote.com. You may access the meeting and vote by logging in with your Control Number at www.virtualshareholdermeeting.com/NUVB2026.
What am I voting on?
There are three matters scheduled for a vote:
•
Proposal 1, to elect the Board’s three nominees for director named as nominees in this Proxy Statement to serve until the 2029 Annual Meeting of Stockholders and their successors are duly elected and qualified;

•	Proposal 2, to ratify the selection by the Audit Committee of the Board of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and
•	Proposal 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will be present if holders of a majority of the voting power of the outstanding shares of Class A Stock and Class B Stock are present virtually at the Annual Meeting or represented by proxy and, with respect to the election of the director to be elected solely by the holders of the Class B Stock, holders of a majority of the voting power of the shares of Class B Stock are present virtually at the Annual Meeting or represented by proxy. At the close of business on the record date for the Annual Meeting, there were 346,685,831 shares of Class A Stock and 1,000,000 shares of Class B Stock outstanding and entitled to vote. Thus 173,842,916 shares of Class A Stock and Class B Stock and, with respect to the election of the director to be elected solely by the holders of the Class B Stock, 500,001 shares of Class B Stock must be present at the Annual Meeting or represented by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting. If there is no quorum, either the chairman of the Annual Meeting or a majority of the votes present at the meeting or represented by proxy and entitled to vote thereon may adjourn the Annual Meeting to another date.
Under our Certificate of Incorporation, the holders of Class B Stock are entitled to elect three members of the full Board plus at least 50% of all members of the full Board in excess of seven, and the holders of Class A Stock and Class B Stock, voting together as one class, are entitled to elect the remaining directors. Under this formula, since there are currently seven members of the full Board, the holders of Class A Stock and Class B Stock, voting together as one class, are entitled to elect four members of the full Board, and the holders of Class B Stock, voting separately, are entitled to elect three members of the full Board. Of the three Board seats to be filled at the Annual Meeting, the holders of Class A Stock and Class B Stock, voting together as one class, will fill the seats currently occupied by Robert B. Bazemore, Jr. and Robert Mashal, M.D., and the holders of Class B Stock, voting separately, will fill the seat currently occupied by Kim Blickenstaff. Under our amended and restated bylaws (Bylaws), if a quorum of Common Stock is present at the meeting, the director nominees to be elected by the holders of Class A Stock and Class B Stock who receive the greatest number of votes cast by holders of Class A Stock and Class B Stock, voting together as one class, will be elected. Under our Bylaws, if a quorum of the Class B Stock is present at the meeting, the director nominee to be elected by the holders of Class B Stock who receives the greatest number of votes cast by holders of Class B Stock will be elected.
Holders of Class A Stock and holders of Class B Stock will vote together as one class on Proposals 2 and 3.
Am I a stockholder of record?
If at the close of business on March 25, 2026, your shares were registered directly in your name with our transfer agent, Continental, then you are a stockholder of record.
What if my Nuvation Bio shares are not registered directly in my name but are held in street name?
If at the close of business on March 25, 2026, your shares were held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials are being forwarded to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the broker, bank or other nominee on how to vote the shares in your account.
If your shares are held in “street name” through a broker, certain rules applicable to brokers will affect how your shares are voted. If you do not provide your broker with instructions on how to vote your shares, your broker may not vote your shares except in connection with routine matters. The election of directors and approval on an advisory basis of executive officer compensation are each not considered to be routine matters, and your broker will not be able to vote on any of those proposals without your instructions. Accordingly, if your broker sends a request for instructions on how to vote, you are requested to provide those instructions to your broker so that your vote can be counted. If you do not instruct your broker as to how to vote your shares with respect to the ratification of our independent registered public accounting firm, that is a routine matter and your broker will be able to vote your shares with respect to that matter.
How do I vote?
With respect to the election of directors by the class of stock you hold, you may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. With respect to each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy through the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote at the meeting even if you have already voted by proxy.
•
To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.virtualshareholdermeeting.com/NUVB2026. You will need to enter the 16-digit Control Number found on your proxy card, or notice you receive or in the email sending you the Proxy Statement.

•
To vote prior to the Annual Meeting (until 11:59 p.m. (Eastern Time) on May 20, 2026), you may vote via the Internet at www.proxyvote.com; by telephone; or by completing and returning your proxy card or voting instruction form, as described below.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. (Eastern Time) on May 20, 2026 to be counted.

•
To vote through the internet prior to the meeting, go to www.proxyvote.com/ and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the company number and Control Number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. (Eastern Time) on May 20, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Nuvation Bio. To vote prior to the meeting, simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. You may access and vote at the meeting by logging in with your Control Number on your voting instruction form at www.virtualshareholdermeeting.com/NUVB2026.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our Common Stock that you owned as of the close of business on March 25, 2026.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the NYSE) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 or Proposal 3 without your instructions, but your shares may be voted by your broker or nominee in its discretion on Proposal 2 even in the absence of your instruction.

How many votes are needed to approve each proposal?
The requisite number of votes to approve Proposal 1, the election of the nominees for director named therein, Proposal 2, the ratification of the selection of KPMG LLP as our independent registered public accounting firm, and Proposal 3, the approval, on an advisory basis, of the compensation of the Company’s named executive officers, are as follows:

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non- Votes	Board Recommendation
1	Election of directors named in this Proxy Statement
The two nominees to be elected by the holders of Class A Stock and Class B Stock, voting together as one class, receiving the most “For” votes from the holders of shares of Class A Stock and Class B Stock present virtually or represented by proxy and entitled to vote on the election of directors will be elected.

The nominee to be elected by the holders of Class B Stock receiving the most “For” votes from the holders of shares of Class B Stock present virtually or represented by proxy and entitled to vote on the election of directors will be elected.
			FOR or WITHHOLD	No Effect	No Effect	FOR all nominees

2	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	Must receive a “For” vote from the holders of a majority of the voting power of the shares present virtually or represented by proxy and voting affirmatively or negatively on the proposal.	FOR, AGAINST or ABSTAIN	No Effect	Not applicable	FOR

3	Advisory approval of the compensation of the Company’s Named Executive Officers	Must receive a “For” vote from the holders of a majority of the voting power of the shares present virtually or represented by proxy and voting affirmatively or negatively on the proposal.	FOR, AGAINST or ABSTAIN	No Effect	No Effect	FOR

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, with respect to the proposal to elect directors, votes “For” and “Withhold” and broker non-votes; with respect to the proposal to ratify the selection of KPMG LLP, votes “For” and “Against” and abstentions, if applicable; and with respect to the proposal regarding advisory approval of executive compensation, votes “For” and “Against,” abstentions and broker non-votes, if applicable. With respect to the proposal to ratify the selection of KPMG LLP, because this proposal is considered to be a “routine” matter, there will be no broker non-votes.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, which generally apply to all brokers, banks or other nominees, on voting matters characterized by the NYSE as “routine,” NYSE member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Proposal 2, ratification of the selection of our independent registered public accounting firm, is considered a “routine” matter for this purpose, and brokers, banks or other nominees will generally have discretionary voting power only with respect to that proposal.
What if I vote by proxy but do not make specific choices?
If you complete the proxy voting procedures but do not specify how you want to vote your shares, your shares will be voted “For” Proposal 1, the election of all nominees for director named therein, “For” Proposal 2, the ratification of the selection of KPMG LLP, and “For” Proposal 3, advisory approval of the compensation of the Company’s named executive officers. Your proxy will vote your shares using his or her best judgment with respect to any other matters properly presented for a vote at the meeting.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may send a written notice that you are revoking your proxy to our Secretary (Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036).
•	You may submit another properly completed proxy card with a later date.
•	You may grant a subsequent proxy by telephone or through the internet.
•	You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
•	If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
What does it mean if I receive more than one set of proxy materials?
If you received more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Form 8-K filed with the SEC after the Annual Meeting.
When are stockholder proposals and director nominations due for the next Annual Meeting of Stockholders?
To be considered for inclusion in the proxy materials for our 2027 Annual Meeting of Stockholders, your proposal must be submitted in writing to our Secretary (Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036) by December 11, 2026. Stockholders wishing to submit proposals or director nominations that are not to be included in our proxy materials for our 2027 Annual Meeting of Stockholders must do so no earlier than the close of business on January 21, 2027 and no later than the close of business on February 20, 2027; provided, however, that, in the event that the date of the 2027 Annual Meeting of Stockholders is advanced more than 30 days prior to or delayed by more than 30 days after the first anniversary of the Annual Meeting, for your notice to be timely, it must be so received by the Secretary not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting of Stockholders or the 10th day following the day on which public announcement of the date of such meeting is first made.
You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
In addition, stockholders who intend to solicit proxies in support of director nominees other than our Board’s nominees must also comply with the requirements of Rule 14a-19 under the Exchange Act.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding our proxy materials to, and obtaining votes from, beneficial owners of Class A Stock.
Whom should I contact if I have additional questions or would like additional copies of the proxy materials?
If you would like additional copies of this Proxy Statement (which copies will be provided to you without charge), you should contact:
Nuvation Bio Inc.
Attn: Investor Relations
1500 Broadway, Suite 1401
New York, New York 10036
Explanatory Note
We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. We are therefore permitted to take advantage of certain reduced public company reporting requirements. We provide in this Proxy Statement the scaled disclosure permitted under the U.S. federal securities laws, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act).

PROPOSAL 1—ELECTION OF DIRECTORS
Nuvation Bio’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons appointed by a majority of the remaining directors or, for certain vacancies, by persons elected by the holders of Class B Stock or appointed by a majority of the directors elected by the holders of Class B Stock (Class B Directors). A director appointed to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has seven members. There are three directors in Class II, the class whose term of office expires in 2026.
Each of the nominees is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Biographical information about each of the nominees and a discussion of the qualifications, attributes and skills of each nominee is contained in the following section.
Mr. Bazemore and Dr. Mashal are nominated by the Board for election by the holders of Class A Stock and Class B Stock, voting together as one class. Mr. Blickenstaff is nominated by the Board for election by the holders of Class B Stock.
It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. At the Company’s 2025 Annual Meeting of Stockholders, 6 of the Company’s 7 directors then serving attended the meeting.
Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy and entitled to vote for the election of such directors. Accordingly, the two nominees to be elected by the holders of Class A Stock and Class B Stock, voting together as one class, receiving the most “For” votes from the holders of shares of Class A Stock and Class B Stock present virtually or represented by proxy and entitled to vote on the election of directors and the nominee to be elected by the holders of Class B Stock receiving the most “For” votes from the holders of shares of Class B Stock present virtually or represented by proxy and entitled to vote on the election of directors will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.
Nominees for Election for a Three-year Term Expiring at the 2029 Annual Meeting

Name	Age	Position(s)
Robert B. Bazemore, Jr.(1)(2)(3)	58	Lead Independent Director
Kim Blickenstaff(3)(4)	73	Director
Robert Mashal, M.D.(2)	67	Director

(1)	Member of the compensation committee.
(2)	Member of the nominating and corporate governance committee.
(3)	Member of the audit committee.
(4)	Class B Director.
Nominees for Election by Holders of Class A Stock and Class B Stock, Voting Together as One Class
Robert B. Bazemore, Jr. has served as a member of our Board since July 2020. From September 2015 to August 2021, Mr. Bazemore served as the President, Chief Executive Officer and member of the board of directors of Epizyme, Inc., a biopharmaceutical company, developing and launching TAZVERIK® for patients with Follicular Lymphoma and Sarcoma. Prior to that, from September 2014 to June 2015, Mr. Bazemore served as the Chief Operating Officer of Synageva BioPharma Corp., a biopharmaceutical company, where he established the company’s global commercial and medical organization, through the company’s acquisition by Alexion Pharmaceuticals, Inc. Prior to joining Synageva, Mr. Bazemore served in increasing levels of responsibility at Johnson & Johnson, a healthcare company, including Vice President of Centocor Ortho Biotech Sales & Marketing from 2008 to 2010, President of Janssen Biotech from 2010 to 2013, where he led the successful launches of numerous products and indications, including the US launches of the oncology therapies ZYTIGA® and IBRUVICA®, and Vice President of Global Surgery at Ethicon from 2013 to 2014. Prior to Johnson & Johnson, Mr. Bazemore worked at Merck & Co., Inc. from 1991 to 2013, where he served in a variety of roles in medical affairs, sales and marketing, including supporting the launch of SINGULAIR® in the U.S. Mr. Bazemore has also served on the boards of directors of Ardelyx, Inc., a public biopharmaceutical company, since June 2016 and Akari Therapeutics, Plc, a public biotechnology company, since September 2024. Mr. Bazemore previously served on the board of directors of Neon Therapeutics prior to its acquisition by BioNTech. Mr. Bazemore received a B.S. in Biochemistry from the University of Georgia.
We believe that Mr. Bazemore’s extensive experience in the pharmaceutical industry, his experience as an executive, and his past service on the board of directors of a life sciences industry group, qualify him to serve as a member of our Board.
Robert Mashal, M.D. has served as a member of our Board since January 2024 and has served as consultant to the life sciences industry since April 2020 through Robert Mashal LLC and Beacon Prince Partners. From November 2016 to April 2020, he was the Global Head of Strategy for the Immunology and Oncology franchises at Sanofi, a global pharmaceutical and healthcare company. Prior to November 2016, Dr. Mashal worked as Chief Executive Officer of NKT Therapeutics and Alinea Pharmaceuticals, two venture capital-backed life sciences firms. Prior to that, he was a partner at Boston Millennia Partners, a private equity firm, where he was on the boards of directors of GlycoFi, CardioMEMS, and Sapphire Therapeutics. Prior to that, he served as a Program Executive at Vertex Pharmaceuticals, where he was on the Joint Steering Committee for the Vertex-Novartis kinase collaboration and was a consultant at McKinsey & Company. Prior to McKinsey, Dr. Mashal was a board-certified medical oncologist and received his training in internal medicine at the University of California, San Francisco, and in oncology at the Dana-Farber Cancer Institute. Dr. Mashal received a B.A. in Natural Sciences and an M.D. from Johns Hopkins University.
We believe that Dr. Mashal’s experience in the biopharmaceutical industry qualifies him to serve as a member of our Board.
Nominee for Election by Holders of Class B Stock
Kim Blickenstaff has served as a member of our Board since August 2019. From September 2007 to March 2019, Mr. Blickenstaff served as the President and Chief Executive Officer of Tandem Diabetes Care, Inc., a medical device manufacturer. From September 2007 to December 2024, Mr. Blickenstaff served on Tandem’s board of directors, most recently serving as Chairman of the Tandem board of directors since March 2020. Mr. Blickenstaff served as Chairman and Chief Executive Officer of Biosite Incorporated, or Biosite, a provider of medical diagnostic products, from 1988 until its acquisition by Inverness Medical Innovations, Inc. in June 2007. Mr. Blickenstaff previously served as a director of Medivation, Inc., a biotechnology company, from 2005 to 2016, until its acquisition by Pfizer, and as a director of DexCom, Inc., a provider of continuous glucose monitoring systems, from June 2001 to September 2007. Mr. Blickenstaff was formerly a certified public accountant and has more than 20 years of experience overseeing the preparation of financial statements. He held various positions in finance, operations, research, management, sales management, strategic planning, and marketing with Baxter Travenol National Health Laboratories and Hybritech Incorporated. He holds a B.A. in Political Science from Loyola University, Chicago, and an M.B.A. from the Graduate School of Business, Loyola University, Chicago.
We believe that Mr. Blickenstaff’s extensive experience at the board level of various healthcare companies, as well as leadership skills, industry experience and knowledge, qualify him to serve as a member of our Board.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF CLASS A STOCK
VOTE “FOR” THE NAMED NOMINEES.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF CLASS B STOCK
VOTE “FOR” THE NAMED NOMINEES.

Directors Continuing in Office Until the 2027 Annual Meeting

Name	Age	Position(s)
Min Cui, Ph.D.(1)	57	Director
W. Anthony Vernon(1)(2)(3)	70	Director

(1)	Member of the compensation committee.
(2)	Member of the nominating and corporate governance committee.
(3)	Class B Director.
Min Cui, Ph.D. has served as a member of our Board since his appointment in April 2024 in connection with the Company’s acquisition of AnHeart Therapeutics Ltd. Dr. Cui founded Decheng Capital LLC in 2011, where he has served as Managing Director since the investment firm’s formation. From 2006 to 2011, Dr. Cui served as a principal at Bay City Capital, a venture capital firm. Prior to that, Dr. Cui served as Director of Strategic Investment for the Southern Research Institute, a not-for-profit organization concentrating on drug research and development. Prior to that, Dr. Cui co-founded Pan Pacific Pharmaceuticals, a U.S. biotech company, and Hucon Biopharmaceuticals, a PRC pharmaceutical company. He served as the Chief Scientific Officer and Executive Vice President of Pan Pacific Pharmaceuticals from 1998 to 2002 and Chief Executive Officer and President of Hucon Biopharmaceuticals from 2003 to 2005, respectively. Dr. Cui currently serves on the boards of directors of several privately held biotechnology and medical technology companies, including Nanjing Bioheng Biotech Co., Ltd., EpimAb Biotherapeutics, Inc., Harton Therapeutics, Inc., Mammoth Biosciences, Inc., Mirvie, Inc., Shape Therapeutics Inc., Siro Diagnostics, Inc. VintaBio, Inc. and Baylor Genetics. Dr. Cui previously served on the board of directors of other biotechnology and medical technology companies, including AccuraGen, Inc., Alpine Immune Sciences, Inc. (acquired by Vertex Pharmaceuticals Incorporated), ARMO BioSciences (acquired by Eli Lilly & Co), China Biologic Products, Cirina, Ltd. (acquired by GRAIL, Inc.), Cue Health Inc., GeneWEAVE Biosciences, Inc. (acquired by Roche Molecular Systems Inc.), GenturaDx Inc. (acquired by Luminex Corporation), GRAIL (acquired by Illumina, Inc.), ImmPACT Bio USA Inc. (acquired by Lyell Immunopharma, Inc.), Ion Torrent Systems Inc. (acquired by Life Technologies Corporation), LevitasBio, Inc., Sino MedicalDevice Technology Co., Ltd. and Velos Biopharma (acquired by Merck & Co.). Dr. Cui received his B.S. and M.S. in Molecular Biology from Peking University, and his Ph.D. in Cancer Biology from Stanford University. Dr. Cui is currently on the board of trustees at Western University of Health Sciences.
We believe that Dr. Cui’s experience serving on the boards of directors of public and private companies in the pharmaceutical/biotechnology sector, his experience as an executive, as well as his role as founder and Managing Director of Decheng Capital, qualify him to serve as a member of our Board.
W. Anthony Vernon has served as a member of our Board since June 2019 and serves as the Chair of the Compensation Committee. Mr. Vernon served as senior advisor to Kraft Foods Group, Inc. from January 2015 through May 2015, and Chief Executive Officer for Kraft Foods Group, Inc. from October 2012 to December 2014. Mr. Vernon previously served as Executive Vice President and President at Kraft Foods of North America from 2009 to October 2012. From 2006 to 2009, Mr. Vernon was the Healthcare Industry Partner at Ripplewood Holdings, Inc., a private equity firm. Mr. Vernon previously led a number of Johnson & Johnson’s largest franchises during a 23-year career at Johnson & Johnson, a public company engaged in the research and development, manufacture and sale of products in the healthcare field. From 2004 until 2005, Mr. Vernon was employed as Company Group Chairman of Depuy Inc., an orthopedics company, which is a subsidiary of Johnson & Johnson. From 2001 until 2004, Mr. Vernon served as President and Chief Executive Officer of Centocor, Inc., a biomedicines company, a division of Johnson & Johnson. He has also served as President of McNeil Consumer Products and Nutritionals, Worldwide President of The Johnson & Johnson-Merck Joint Venture and as a member of Johnson & Johnson’s Group Operating Committees for Consumer Healthcare and Nutritionals, Biopharmaceuticals, and Medical Devices and Diagnostics. Mr. Vernon currently serves on the boards of directors of NovoCure Ltd., a public medical device company, since 2006, and McCormick & Co., a global food company, since 2017. Mr. Vernon also serves on the Global Advisory Board of Northwestern University’s Kellogg School of Management. He formerly served as a director of Natures Fynd, CMR Surgical Ltd., Medivation, Inc., Kraft Foods Group, Inc. and Intersect ENT, Inc. Mr. Vernon received a B.A. from Lawrence University and an MBA from the Northwestern University Kellogg Graduate School of Management.
We believe that Mr. Vernon’s business and investment experience, as an executive in various industries and as the former chief executive officer of a global Fortune 500 company, qualify him to serve as a member of our Board.

Directors Continuing in Office Until the 2028 Annual Meeting

Name	Age	Position(s)
Kathryn E. Falberg(1)	66	Director
David Hung, M.D.(2)	68	President, Chief Executive Officer and Director

(1)	Member of the audit committee.
(2)	Class B Director.
Kathryn E. Falberg has served as a member of our Board since October 2020 and serves as the Chair of the Audit Committee. Ms. Falberg served as Executive Vice President and Chief Financial Officer of Jazz Pharmaceuticals plc, a public biopharmaceutical company, from March 2012 to March 2014 after serving as Senior Vice President and Chief Financial Officer since December 2009. From 1995 to 2001, Ms. Falberg served as Senior Vice President, Finance and Strategy and Chief Financial Officer at Amgen Inc., and prior to that as Vice President Chief Accounting Officer, and Vice President, Treasurer. Ms. Falberg currently serves as a member of the board of directors for the public biopharmaceutical company, Arcus Biosciences, Inc., since 2017, as well as The Trade Desk, Inc., a public technology company, since 2016. She previously served on the boards of directors of biotechnology companies Medivation, Inc. from February 2013 to September 2016, Aimmune Therapeutics Inc. from May 2015 to October 2020, Axovant Sciences Ltd. from April 2017 to February 2018, UroGen Pharma from April 2017 to June 2022 and Tricida, Inc. from May 2018 to June 2023. Ms. Falberg received a B.A. in Economics and an MBA in Finance from the University of California, Los Angeles.
We believe that Ms. Falberg’s experience in the biopharmaceutical industry qualifies her to serve as a member of our Board.
David Hung, M.D. is our founder and has served as our President, Chief Executive Officer and member of our Board since inception (April 2018). Dr. Hung founded Medivation, Inc. in 2003, which developed oncology drugs Xtandi®, which was taken from first in vitro laboratory experiment to FDA approval in seven years and approved in 60+ countries, and talazoparib (now marketed as Talzenna®), a potentially best-in-class PARP inhibitor, and was sold to Pfizer Inc. in 2016 for $14.3 billion. Between Medivation and founding Nuvation Bio, Dr. Hung served for 10 months as Chief Executive Officer at Axovant Sciences before tendering his resignation. Prior to founding Medivation, he served as President and Chief Executive Officer of ProDuct Health, Inc., a medical device company founded in 1998 that developed, manufactured and commercialized a breast microcatheter for breast cancer risk assessment and which was acquired in 2001 for $168 million by Cytyc Corporation. Dr. Hung has served on the board of directors of NovoCure Ltd., a public medical device company, since May 2018. Dr. Hung also previously served on the boards of directors of Establishment Labs Hldgs, Arya Sciences Acquisition Corp III, and T Therapeutics. Dr. Hung received an A.B. in Biology from Harvard College and an M.D. from the University of California, San Francisco, School of Medicine. He completed simultaneous clinical fellowships in hematology, oncology and transfusion medicine as well as two basic science research fellowships in molecular biology at the University of California, San Francisco, School of Medicine.
We believe that Dr. Hung is qualified to serve on our Board because of his deep knowledge of our company, history leading life sciences companies and his industry experience.

DIRECTORS AND CORPORATE GOVERNANCE
Board Independence
Under the listing standards of the NYSE, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board consults with the Company’s counsel to ensure that the Board’s independence determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following six directors are independent directors within the meaning of the applicable NYSE listing standards: Robert B. Bazemore, Jr., Kim Blickenstaff, Min Cui, Ph.D., Kathryn E. Falberg, Robert Mashal, M.D. and W. Anthony Vernon. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.
In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered the following relationships and transactions that occurred during any 12-month period within the last three fiscal years and determined that they were not material direct or indirect relationships with the Company:
•	Dr. Hung and Mr. Vernon both currently serve on the board of directors of Novocure Ltd.
As provided in the Company’s Related-Person Transactions Policy, the Board considered that the aggregate dollar amount of the transactions during any 12-month period within the last three fiscal years did not exceed the greater of $1 million or 2% of the other company’s consolidated gross revenues and, therefore, was not regarded as compromising the director’s independence. Based on this review, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting are independent under the standards set forth in the Company’s Corporate Governance Guidelines and applicable NYSE listing standards.
Board Leadership Structure
Dr. Hung serves as the Board Chair and Mr. Bazemore as the Lead Independent Director.
The Board Chair and the Lead Independent Director have the authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair or Lead Independent Director has substantial ability to shape the work of the Board. The Company believes the presence of an independent Board Chair or Lead Independent Director reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair or Lead Independent Director creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair or Lead Independent Director can enhance the effectiveness of the Board as a whole.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Audit committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the committee typically meets twice annually with both IT and business personnel responsible for cybersecurity risk management and receives periodic reports from the head of cybersecurity risk management, as well as incidental reports as matters arise. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees’ respective areas of oversight. Both the Board as a whole and the various standing committees receive periodic reports from management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board Chair coordinates between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at www.nuvationbio.com. We intend to disclose any amendments to the code, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this Proxy Statement does not incorporate by reference the information on or accessible through our website into this Proxy Statement.
Our Board adopted the Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer’s performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at www.nuvationbio.com.

BOARD OF DIRECTORS AND COMMITTEES
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board.
During the fiscal year ended December 31, 2025, our Board held 10 meetings. Our audit committee met four times, our compensation committee met seven times, and our nominating and corporate governance committee met four times during 2025. Each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such member served.
As required under applicable NYSE listing standards, in fiscal year 2025, our non-management directors met four times in regularly scheduled executive sessions of the Board or its committees at which only non-management directors were present. The Chairs of the Board or the various committees presided over the executive sessions.
Audit Committee
Our audit committee consists of Robert B. Bazemore, Jr., Kim Blickenstaff and Kathryn E. Falberg. The chair of our audit committee is Ms. Falberg, who our Board has determined is an “audit committee financial expert” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the NYSE listing standards. Our Board has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each audit committee member’s scope of experience and the nature of their experience in the corporate finance sector. Our Board has adopted a written audit committee charter that is available to stockholders on our website at www.nuvationbio.com.
The primary purpose of the audit committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:
•	helping the Board oversee corporate accounting and financial reporting processes;
•	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit the financial statements;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing related person transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of our company. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with audit committees, as adopted by the Public Company Accounting Oversight Board (PCAOB). The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Kathryn E. Falberg (Chair)
Robert B. Bazemore, Jr.
Kim Blickenstaff
Compensation Committee
Our compensation committee consists of Robert B. Bazemore, Jr., Min Cui, Ph.D. and W. Anthony Vernon. The chair of our compensation committee is Mr. Vernon. All members of our compensation committee are independent, as independence is currently defined in NYSE listing standards. Our Board has adopted a written compensation committee charter that is available to stockholders on our website at www.nuvationbio.com.
The primary purpose of our compensation committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. Specific responsibilities of our compensation committee include:
•	reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;
•	administering the equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

•	reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.
Compensation Committee Processes and Procedures
Typically, the compensation committee meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the compensation committee. The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. The charter of the compensation committee grants the compensation committee full access to all our books, records, facilities and personnel.

In addition, under the charter, the compensation committee has the authority to obtain, at the expense of Nuvation Bio, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee takes into consideration factors prescribed by the SEC and NYSE that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The compensation committee has direct responsibility for the oversight of the work of such consultants or advisers. During the past year, the compensation committee engaged FW Cook, as a compensation consultant. The compensation committee requested that FW Cook:
•	evaluate the efficacy of our existing executive compensation program in supporting and reinforcing our long-term strategic goals and executing that strategy;
•	assist in refining the previously developed comparative group of companies and perform analyses of competitive performance and compensation levels for that group; and
•	assist in evaluating and refining our non-employee director compensation plan.
Although our Board and compensation committee consider the advice and recommendations of such independent compensation consultants as to our executive and non-employee director compensation program, the Board and compensation committee ultimately make their own decisions regarding these matters.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Robert B. Bazemore, Jr., Robert Mashal, M.D. and W. Anthony Vernon. The chair of our nominating and corporate governance committee is Mr. Bazemore. Our Board has adopted a written nominating and corporate governance committee charter that is available to stockholders on our website at www.nuvationbio.com. Specific responsibilities of our nominating and corporate governance committee include:
•	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on the Board;
•	considering and making recommendations to the Board regarding the composition and chairmanship of the committees of the Board;
•	reviewing and recommending to the board the compensation paid to the directors;
•	instituting plans or programs for the continuing education of the Board and orientation of new directors;
•	reviewing, evaluating and recommending to the Board succession plans for its executive officers;
•	developing and making recommendations to the Board regarding corporate governance guidelines and matters;
•	overseeing periodic evaluations of the performance of the Board, including its individual directors and committees;
•	overseeing the Company’s policies and initiatives relating to environment, social responsibility and sustainability matters; and
•	overseeing the Company’s policies, programs and activities relating to compliance, quality assurance and pharmacovigilance with respect to the development and commercialization of drug products.
The nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The nominating and corporate governance committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the company’s stockholders. However, the nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the company and the long-term interests of stockholders. In conducting this assessment, the nominating and corporate governance committee typically considers age, skills and such other factors as it deems appropriate, given the current needs of the Board and the company, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the nominating and corporate governance committee reviews these directors’ overall service to the company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis. In the case of new director candidates, the nominating and corporate governance committee also determines whether the nominee is independent for NYSE purposes, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating and corporate governance committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
Nomination Process
Our nominating and corporate governance committee is responsible for identifying, recruiting, evaluating and recommending to our Board nominees for membership on the Board and committees of our Board. The goal of this process is to maintain and further develop a highly qualified board of directors consisting of members with experience and expertise in areas of importance to our company. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.
The nominating and corporate governance committee recommends to the Board for selection all nominees to be proposed by the Board for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by our Board for election at each annual or special meeting of stockholders, and recommends all director nominees to be appointed by our Board to fill director vacancies. Our Board is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders.
Evaluation of Director Candidates
In its evaluation of director candidates, the nominating and corporate governance committee will consider a candidate’s skills, characteristics and experience taking into account a variety of factors, including the candidate’s:
•	understanding of our business, industry and technology;
•	history with our company;
•	personal and professional integrity;
•	general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company;
•	ability and willingness to devote the time and effort necessary to be an effective director;
•	commitment to acting in the best interest of our company and its stockholders; and
•	educational and professional background.
The nominating and corporate governance committee will also consider the current size and composition of the Board, the needs of the Board its committees and the potential independence of director candidates under relevant NYSE and SEC rules.
Although the Board does not maintain a specific policy with respect to board diversity, the nominating and corporate governance committee considers each candidate in the context of the membership of the Board as a whole, with the objective of including an appropriate mix of viewpoints and experience among members of the Board reflecting differences in professional background, education, skill and other individual qualities and attributes. In making determinations regarding nominations of directors, the nominating and corporate governance committee may take into account the benefits of diverse viewpoints to the extent it deems appropriate.
Stockholder Recommendations for Nomination to the Board of Directors
The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our Board. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria described above, based on whether or not the candidate was recommended by a stockholder. For a description of the process for nominating directors in accordance with our Bylaws, see the section of this Proxy Statement titled, “Questions and Answers about these Proxy Materials and Voting,” including the information under the heading, “When are stockholder proposals and director nominations due for the next Annual Meeting of Stockholders?”
Any stockholder recommendations proposed for consideration by the nominating and corporate governance committee should be in writing and delivered to Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036. Submissions must include the following information:
•	full name and address of the proposed nominee;
•	the number and class of our shares beneficially owned, directly or indirectly, by the proposed nominee;
•	all information regarding the proposed nominee required to be disclosed in a proxy statement pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
•	the consent of the nominee to be named in the proxy statement and consent to serve as a director if elected; and
•
a description of all material relationships, including (i) compensation and other material monetary agreements, arrangements and understandings during the past three years, between the proposed nominee and the stockholder making the proposal and (ii) any relationship between the proposing stockholder and the proposed nominee that would be required to be disclosed under the SEC’s related party transactions disclosure rules if the proposing stockholder were a “registrant” under those rules.

In addition, any stockholder wishing to recommend a nominee to our Board must provide a questionnaire regarding the proposed nominee, information regarding any arrangement or agreement with respect to such nominee’s voting while a member of our Board and information regarding equity ownership of the company (including derivative ownership) by the proposing stockholder and the proposed nominee.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders and other interested parties wishing to communicate with our Board may send a written communication addressed to the Secretary at our principal executive offices. The Secretary will promptly forward the communication to the Board or member to whom it is addressed, as appropriate, unless it is unduly hostile, threatening, illegal or similarly inscrutable. Historically, we have not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The company believes its responsiveness to stockholder communications to the Board has been excellent.
INSIDER TRADING POLICY
We have an insider trading policy (Insider Trading Policy) and procedures that govern the purchase, sale and/or other dispositions of our securities by our employees, directors and designated consultants. We believe the Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. In addition, it is our practice to comply with the applicable laws and regulations relating to insider trading. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.
ANTI-HEDGING AND ANTI-PLEDGING POLICY
As noted above, our Board has adopted the Insider Trading Policy for our directors, employees and consultants. Under this policy, all of our directors, employees and designated consultants are prohibited from engaging in short-sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to the Company’s stock at any time.
COMPENSATION FOR DIRECTORS
In April 2023, in consultation with FW Cook, our Board approved a non-employee director compensation policy (the 2023 Non-Employee Director Compensation Policy), which applied through the second quarter of 2025. Under the 2023 Non-Employee Director Compensation Policy and pursuant to Board approval in October 2024 in light of the update to the Board’s leadership structure, each of our non-employee directors (other than Dr. Cui, who was not compensated by us for his service on our Board through fiscal year 2025) received an annual cash retainer of $40,000, and our Lead Independent Director received an additional annual cash retainer of $30,000. In addition, under the 2023 Non-Employee Director Compensation Policy, all non-employee directors who served on one or more committees were eligible to receive the following cash committee fees:

Committee	Chair	Member
Audit	$15,000	$7,500
Compensation	$12,000	$6,000
Nominating and Corporate Governance	$10,000	$5,000

In April 2025, in consultation with FW Cook, our Board adopted a revised non-employee director compensation policy effective as of July 1, 2025 (the 2025 Non-Employee Director Compensation Policy), which applied for the third quarter of 2025 onwards. Under the 2025 Non-Employee Director Compensation Policy, each of our non-employee directors (other than Dr. Cui, who was not compensated by us for his service on our Board through fiscal year 2025) receive an annual cash retainer of $45,000, and our Lead Independent Director receives an additional annual cash retainer of $30,000. In addition, all non-employee directors who serve on one or more committees are eligible to receive the following cash committee fees:

Committee	Chair	Member
Audit	$20,000	$10,000
Compensation	$15,000	$7,500
Nominating and Corporate Governance	$10,000	$5,000

Other than the annual retainers and committee fees described above, non-employee directors are not entitled to receive any cash fees in connection with their service on our Board. Each non-employee director who served on the Board during the fiscal year ended December 31, 2025, other than Dr. Cui, holds a stock option for 292,983 shares of Class A Stock that was granted in May 2025 and will vest on the date of the Annual Meeting. Pursuant to both the 2023 Non-Employee Director Compensation Policy and the 2025 Non-Employee Director Compensation Policy, at each annual stockholders’ meeting, each non-employee director whose service will continue after the annual meeting (other than any other non-employee director who declines the award) will be granted a stock option to purchase shares of Class A Stock having a grant date fair value of $385,000. These annual stock options will vest in full on the earlier of the one-year anniversary of the date of grant or the next stockholder annual meeting. Any new non-employee director will receive an initial stock option to purchase shares of Class A Stock having a grant date fair value of $770,000 on the date on which such director’s service as a director begins. These initial option grants will vest monthly over three years, provided the non-employee director continues to serve.
As noted above, Dr. Cui was not compensated by us for his service on our Board through fiscal year 2025. Dr. Cui will be compensated for such service in accordance with the 2025 Non-Employee Director Policy beginning in fiscal year 2026.
We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses in connection with attending Board and committee meetings.

Non-Employee Director Compensation
The following table sets forth information concerning the compensation earned by our non-employee directors during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Robert B. Bazemore, Jr.	$98,000	$385,000	$483,000
Kim Blickenstaff	$51,250	$385,000	$436,250
Min Cui, Ph.D.(2)	—	—	—
Kathryn E. Falberg	$60,000	$385,000	$445,000
Robert Mashal, M.D.	$37,500	$385,000	$422,500
W. Anthony Vernon	$61,000	$385,000	$446,000

(1)
The amounts in this column reflect the aggregate grant date fair value of each option award granted during the fiscal year, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 12 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As of December 31, 2025, each of our then-serving non-employee directors held options to purchase an aggregate of 292,983 shares of our Class A Stock, other than Dr. Cui who held no options to purchase shares of our capital stock and Dr. Mashal who held options to purchase an aggregate of 560,632 shares of our Class A Stock.

(2)	Dr. Cui voluntarily forfeited the retainer and the option awards granted to him during the fiscal year.

PROPOSAL 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board has selected KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed us to submit the selection of this firm for ratification by the stockholders at the Annual Meeting. KPMG LLP has audited our financial statements since our fiscal year ended December 31, 2021. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
KPMG LLP was appointed as our independent registered accounting firm in February 2021. The following table sets forth the aggregate fees for professional services rendered by KPMG LLP to us for the fiscal years ended December 31, 2025 and December 31, 2024 (in thousands):

	Fiscal Years Ended December 31,
Fees	2025	2024
Audit Fees(1)(2)	$1,294	$1,305
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	25	—
Total Fees	$1,319	$1,305

(1)
In 2024, the Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, and review of interim financial statements. This category also includes professional services rendered in connection with our Form S-3 and Form S-8 registration statements, including delivery of consents and review of documents filed with the SEC, and our acquisition of AnHeart Therapeutics Ltd.

(2)
In 2025, the Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, and review of interim financial statements. This category also includes professional services rendered in connection with our Form S-8 and Form S-3ASR registration statements, including delivery of consents and review of documents filed with the SEC.

All fees incurred were pre-approved by our audit committee.
Pre-Approval Policies and Procedures
Our audit committee has adopted a policy and procedures for the pre-approval of all audit and non-audit services to be rendered by our independent registered public accounting firm, KPMG LLP. During the fiscal year ended December 31, 2025, the audit committee pre-approved all services performed by KPMG LLP. Under the policy, the audit committee generally pre-approves specified services up to specified amounts. Pre-approval may also be given as part of the audit committee’s approval of the scope of the engagement of our independent registered public accounting firm or on a case-by-case basis for specific tasks before an engagement.
The audit committee has determined that the rendering of services other than audit services by KPMG LLP is compatible with maintaining the principal accountant’s independence.
Audit Committee and Board Recommendation
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AND THE BOARD OF DIRECTORS
RECOMMEND A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION
Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles, strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.
Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executive officers, the next scheduled say-on-pay vote will be at the 2027 Annual Meeting of Stockholders, in accordance with the current policy to conduct such votes annually.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

EXECUTIVE OFFICERS OF THE COMPANY
The following table shows information for our current executive officers as of the date of this Proxy Statement. Biographical information for our President, Chief Executive Officer and Director, David Hung, M.D., is included above with the Director biographies under the heading “Nominees.”

Name	Age	Position(s)
David Hung, M.D.	68	President, Chief Executive Officer and Director
David Liu, M.D., Ph.D.	56	Chief Medical Officer
Moses Makunje, CPA	48	VP Finance, Principal Accounting Officer
Philippe Sauvage	49	Chief Financial Officer, Principal Financial Officer
Colleen Sjogren	56	Chief Commercial Officer

Executive Officers
David Liu, M.D., Ph.D. has served as our Chief Medical Officer since July 2022 and has over 20 years of experience leading the discovery and development of oncology therapies, including NDA submissions for multiple oncology assets in the U.S., Europe, and China. From January 2019 to July 2022, Dr. Liu served as the Chief Medical Officer at a biotechnology company (3D Medicines) based in Shanghai, China. Earlier in his career, Dr. Liu held several roles of increasing strategic responsibility at Bristol Myers Squibb, where he became a leader in Oncology Global Clinical Research, including leading the Global Prostate Cancer Program, Pediatric Clinical Development, and Translational Research for ipilimumab, and development of nivolumab and ipilimumab for China. After Bristol Myers Squibb, Dr. Liu was the Global Lead Physician at Celgene for the revlimid plus rituximab submission program in indolent lymphoma. Dr. Liu earned a Ph.D. from the Massachusetts Institute of Technology, an M.S. from the University of Toledo, and a Medical Degree from Beijing Medical University (Peking University School of Medicine).
Moses Makunje, CPA has served as our Vice President, Finance since January 2022, and as Senior Director, Finance since July 2020. Prior to joining the Company, Mr. Makunje held a position as Corporate Controller at Maze Therapeutics, Inc. from March 2019 until July 2020, and a position as Corporate Controller at Adverum Biotechnologies, Inc. from July 2017 until March 2019. Mr. Makunje started his professional career at Ernst & Young, where he worked in audit for 7 years serving clients in life sciences. Overall, Mr. Makunje has over 16 years of experience in finance, accounting and tax. Mr. Makunje received a B.S. in Accounting and an MBA from Golden Gate University.
Philippe Sauvage has served as our Chief Financial Officer since October 2024. Prior to this role, from July 2020 to September 2024, he served as Global Head of Operations and Access at Sanofi, where he led global strategic segments including commercial systems, competitive intelligence, multichannel strategy, and market access. From October 2019 to June 2020, Mr. Sauvage served as Head of commercial strategy and portfolio marketing for Dupixent. From September 2015 to September 2019, Mr. Sauvage served as Chief Financial Officer, Sanofi-Genzyme and Sanofi North America where he led the financial operations for all US entities in a $14 billion region, while concurrently leading the financial operations of Sanofi’s Global Specialty Care business. From September 2012 to August 2015, he served as CFO of Sanofi’s JPAC Region and was the CFO for Japan. From December 2009 to August 2012, Mr. Sauvage was Chief Economic & Financial Officer with Assistance Publique Hôpitaux de Paris. Mr. Sauvage received a Research Masters in Macro-Economics from Panthéon-Sorbonne University in Paris. He also earned a Master of Science, Engineering from École Polytechnique, and completed an elite Civil Servant Education in Corps des Mines at Mines ParisTech.
Colleen Sjogren has served as our Chief Commercial Officer since April 2024. Prior to this role, she served as Senior Vice President, Sales, at Madrigal Pharmaceuticals from October 2022 to December 2023, where she developed the commercial sales launch plan for a first-in-class, first-to-market therapy. Prior to Madrigal, Ms. Sjogren served as Vice President, U.S. Sales at Mirati Therapeutics from April 2021 to September 2022, where she led the first build-out of the field-facing commercial organization for the company’s first targeted oncology product launch, and as Vice President, National Cell Therapy Team at Kite Pharma from February 2017 until April 2021. Ms. Sjogren also served in various prior roles, including National Sales Director at Medivation. Ms. Sjogren received her B.S. and B.A. from Bryant University.

The following table shows information for our current officers that are not executive officers as of the date of this Proxy Statement.

Name	Age	Position(s)
David Hanley, Ph.D.	56	Chief Technical Operations Officer
Gary Hattersley, Ph.D.	59	Chief Scientific Officer
Stacy Markel	61	Chief People Officer
Kerry Wentworth	53	Chief Regulatory Officer
Stephen Dang, Ph.D.	48	Chief Legal Officer

Officers that are not Executive Officers
David Hanley, Ph.D. has served as our Chief Technical Operations Officer since June 2021. Prior to this role, from August 2018 to May 2021, Dr. Hanley held positions of increasing responsibility at BioXcel Therapeutics Inc., most recently serving as Senior Vice President and Head of Global Pharmaceutical Development and Operations. From August 2014 to August 2018, Dr. Hanley held positions of increasing responsibility at Radius Health, Inc., most recently serving as Vice President of Pharmaceutical Sciences and Technical Operations. He also held positions at The Medicines Company from June 2011 to August 2014, including Senior Director. Prior to that, Dr. Hanley held positions at Boehringer Ingelheim from August 2010 to December 2010, The Medicines Company from September 2009 to July 2010, Medarex from September 2006 to September 2009, and Berlex, a subsidiary of Schering A.G., from November 2001 to September 2006. Dr. Hanley earned his Ph.D. in Physical and Analytical Chemistry from the University of Utah and his B.S. in Chemistry from Virginia Commonwealth University.
Gary Hattersley, Ph.D. has served as our Chief Scientific Officer since June 2019. Prior to this role, from December 2003 to November 2018, Dr. Hattersley held roles of increasing seniority, including Senior Vice President of Preclinical Development, Vice President of Biology, and most recently as Chief Scientific Officer at Radius Health Inc. where he supported the development of its oncology and women’s health portfolio, including TYMLOS®, approved by the FDA in 2017 for the treatment of postmenopausal women with osteoporosis at high risk of fracture. Prior to that, Dr. Hattersley was a Senior Scientist at Millennium Pharmaceuticals, Inc. from 2000 to 2003. He also held positions at Genetics Institute from 1992 to 2000, including Principal Scientist. Dr. Hattersley received a Ph.D. from St. George’s Hospital Medical School in London and a BSc from the University of Hull.
Stacy Markel has served as our Chief People Officer since January 2022, and before that served as our Senior Vice President, Human Resources since October 2019. From March 2018 to September 2019, she served as Executive Vice President, Human Resources, at Rigel Pharmaceuticals, Inc. Prior to Rigel, from March 2015 to March 2018, Ms. Markel served as Senior Vice President of Human Resources at Portola Pharmaceuticals, Inc. Ms. Markel also served in various roles, most recently as Senior Vice President of Human Resources and Professional Development at Actelion Pharmaceuticals, Ltd. from 2005 to 2015, where she was a member of the Executive Leadership Team and Global Human Resources Leadership Team. Ms. Markel received a B.A. from the University of California, Davis.
Kerry Wentworth has served as our Chief Regulatory Officer since May 2022. Prior to this role, she worked for Flexion Therapeutics, where she served as Vice President, Regulatory Affairs from November 2014 to October 2015, was promoted to Senior Vice President in November 2015 and promoted to Chief Regulatory Officer in January 2018, where she was in an executive leadership role responsible for setting and delivering on regulatory and quality strategies across their product portfolio until they were acquired by Pacira Biosciences in 2021. Prior to joining Flexion, she served as Vice President, Clinical, Regulatory and Quality at Agenus, Inc., where she was responsible for leading all global regulatory and clinical development efforts. Previously, she led the Regulatory and Quality function for Genelabs Technologies, Inc. and prior to that held positions of increasing responsibility within Regulatory Affairs at Genzyme. Ms. Wentworth holds a B.S. in pre-veterinary medicine from the University of New Hampshire.
Stephen Dang has served as our Chief Legal Officer since March 2026, prior to which he served as Senior Vice President, General Counsel from March 2025 to March 2026, and as Vice President, Legal from April 2021 to March 2025. Prior to that, Mr. Dang served as Vice President, Head of Legal Affairs at ChemoCentryx, which was subsequently acquired by Amgen Inc. in October 2022. Mr. Dang holds a B.A.Sc., in chemical engineering and a Ph.D. in biomedical engineering from the University of Toronto and a J.D. from the University of California, Berkeley School of Law.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table provides certain information concerning the compensation earned by each of the following individuals (the Named Executive Officers): our President and Chief Executive Officer and our two other most highly compensated executive officers as of December 31, 2025:

Name and Principal Position	Year	Salary	Bonus	Stock Options(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
David Hung, M.D. President and Chief Executive Officer	2025	$650,016	$—	$2,674,636	$536,250	$15,834	$3,876,736
	2024	$609,835	$—	$2,519,960	$571,875	$15,684	$3,717,354
Philippe Sauvage Chief Financial Officer	2025	$510,000		$668,659	$252,450	$47,568	$1,478,677
	2024	$119,773	$—	$997,103	$66,807	$7,273	$1,190,956
Gary Hattersley, Ph.D. Chief Scientific Officer	2025	$515,072		$668,659	$254,925	$35,806	$1,472,462
	2024	$502,979	$—	$629,990	$251,500	$22,281	$1,406,750

(1)
The amounts included in the Stock Options column represent the grant date fair value of stock options granted, calculated in accordance with ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 12 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(2)	Amounts listed for 2024 were paid in 2025 in respect of services rendered in 2024.
(3)	Consists of 401(k) Match, life insurance premium and commuting expenses.
2025 Executive Officer Compensation
In reviewing this section, please note that we are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws and therefore, among other things, are not required to provide a “Compensation Discussion and Analysis” of the type required by Item 402 of Regulation S-K. The disclosure in this section is intended to supplement the SEC-required disclosure and is not a Compensation Discussion and Analysis.
Objectives and Philosophy of Our Executive Compensation Program
We recognize that our ability to excel as a company depends on the integrity, knowledge, imagination, skill and teamwork of our Named Executive Officers and employees. To this end, we strive to create an environment of mutual respect, encouragement and teamwork that rewards commitment and performance and that is responsive to the needs of our Named Executive Officers and employees.
Compensation Committee Processes and Role in Determining Executive Compensation
The compensation committee of our Board, which is comprised entirely of independent directors, is tasked with, among other things, setting compensation for our executive officers, including the Named Executive Officers identified above, evaluating and recommending compensation plans and programs to our Board and awards under those plans, and administering our incentive and equity-based compensation plans. Various members of management and other employees as well as outside advisors or consultants are invited from time to time by the compensation committee to make presentations, to provide objective analyses, financial or other background information, advice, or to otherwise participate in meetings. Members of our executive management team advise and inform the compensation committee regarding potential company-wide and individual performance objectives with respect to incentive compensation plans and provide evaluations of the achievements of employees under their respective supervision.
The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as it deems appropriate. The compensation committee has delegated authority to a subcommittee (which committee currently consists of at least two of the following individuals, our Chief Executive Officer and our Chief People Officer), within specified parameters, to grant equity to our non-executive employees and consultants.
Components of Our Executive Compensation Program
The individual components of our executive compensation program consist primarily of: (a) base salary, (b) annual, performance-based bonuses, (c) long-term equity incentives and (d) retirement savings opportunities and various other benefits offered to all full-time employees. In addition, we provide protection for post-termination benefits in certain instances. We determine the appropriate level for each compensation component based in part, but not exclusively, on our understanding of the market in which we compete for talent, the unique skills and experience of our Named Executive Officers, the length of service of our Named Executive Officers, our overall performance and other considerations we deem relevant. We expect our compensation committee to make compensation decisions that are consistent with our recruiting and retention goals. We review each compensation component for internal equity and consistency between Named Executive Officers with similar levels of responsibility.
Each of the individual components of our Named Executive Officers’ compensation is discussed in more detail below. We do not currently have any specific policies for allocating compensation between short- and long-term compensation or cash and non-cash compensation, although our strategy is to tie a greater percentage of total compensation to stockholder returns through the use of equity incentives. While we have identified particular compensation objectives that each component of our Named Executive Officers’ compensation serves, our compensation programs are designed to be flexible and complementary and to collectively serve all of the compensation objectives described above.
Base Salary
A base salary provides our Named Executive Officers with a fixed component of annual compensation for performing specific duties and functions. Base salaries for our Named Executive Officers are determined by members of our compensation committee and other members of our Board based on their experience and review of industry surveys. Salaries are reviewed by our compensation committee on a periodic basis and may be adjusted from time-to-time.
Annual Performance-Based Bonuses
Annual performance-based bonuses provide our Named Executive Officers with an opportunity to earn additional compensation based on achievement of pre-determined short-term corporate goals relating to taletrectinib’s U.S. NDA approval and commercial launch, the Company’s clinical and research programs, and certain corporate activities, in order to incentivize our executives to drive growth in key areas of our business. Each of our Named Executive Officers is eligible to receive performance awards based on a target opportunity expressed as a percent of base salary (for 2025: 75% of base salary for Dr. Hung, 45% for Mr. Sauvage and 45% for Dr. Hattersley). The amount payable to each Named Executive Officer is based on the attainment of pre-established corporate performance goals, which is subject to the discretion of the compensation committee, and also of the full Board (other than our Chief Executive Officer) in the case of our Chief Executive Officer. At the beginning of each year, the Board in consultation with the Chief Executive Officer establishes corporate objectives that it believes are the most significant goals for the company in the upcoming year that are critical to the success of the company in the short and long-term. The company does not disclose the specific goals as they contain competitively sensitive information.
Long-Term Equity Incentives
We believe that the achievement of our business and financial objectives should be reflected in the value of our equity, thereby increasing stockholder value. To that end, our Named Executive Officers will be incentivized to achieve these objectives when a larger percentage of their total compensation is tied to the value of our shares.
We believe that granting our Named Executive Officers stock options provides a meaningful incentive to achieve increases in the value of our stock price over time, as they will be able to profit from stock options only if our stock price increases relative to the stock option’s exercise price. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period.
Our Named Executive Officers are generally awarded an initial grant in the form of time-vested stock options and stock options granted under our Long-Term Incentive Plan (LTIP), which vest based on either market conditions or performance conditions that are met only upon our achievement of important corporate milestones. After commencement of employment, additional grants of time-based stock options are generally awarded on an annual basis to incentivize and motivate Named Executive Officers, as well as continue to create an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns interests of Named Executive Officers with those of our stockholders. Our compensation committee seeks consistency in the timing of these annual awards and has adopted a practice of granting the awards on the last day of February. In determining the size of the equity incentives to be awarded to our Named Executive Officers, the compensation committee takes into account a number of factors, such as job scope, the vested and unvested value of existing long-term incentive awards, individual performance history, prior contributions to the company and the size of prior equity grants.

Outstanding Equity Awards
The following table provides information regarding outstanding equity awards held by the Named Executive Officers as of December 31, 2025:

Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options		Exercise Price	Expiration Date
			Exercisable	Unexercisable
David Hung, M.D.	3/9/21	3/9/21	165,465(1)	—	$12.66	3/8/31
	3/9/21	3/9/21	89,904(2)	134,856	$12.66	3/8/31
	2/28/22	2/28/22	1,916,666(3)	83,334	$5.06	2/27/32
	2/28/23	2/28/23	1,770,833(4)	729,167	$1.94	2/27/33
	2/29/24	2/29/24	916,666(5)	1,086,334	$1.87	2/28/34
	2/28/25	2/28/25	—(6)	2,000,000	$1.97	2/27/34
Philippe Sauvage	10/7/24	10/7/24	218,750(7)	531,250	$2.17	10/6/34
	2/28/25	2/28/25	—(6)	500,000	$1.97	2/27/34
Gary Hattersley, Ph.D.	1/22/20	1/22/20	229,884(1)	—	$1.74	1/21/30
	10/5/20	10/5/20	398,935(1)	—	$4.60	10/4/30
	2/28/22	2/28/22	479,166(9)	20,834	$5.06	2/27/32
	8/29/22	8/29/22	333,333(10)	66,667	$2.93	8/28/32
	2/28/23	2/28/23	54,166(11)	145,834	$1.94	2/27/33
	2/29/24	2/29/24	229,166(12)	270,834	$1.87	2/28/34
	2/28/25	2/28/25	—(6)	500,000	$1.97	2/27/34

(1)	All of the shares subject to this option were vested as of December 31, 2025.
(2)
40% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest upon the achievement of certain performance goals, including market-price goals, through October 5, 2030.

(3)	Approximately 96% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through February 28, 2026.
(4)	Approximately 71% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through February 28, 2027.
(5)	Approximately 46% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through February 29, 2028.
(6)
None of the shares subject to this option were vested as of December 31, 2025. 25% of the shares subject to this option were vested as of February 28, 2026, and the remainder vest in equal increments on a monthly basis thereafter through February 28, 2029.

(7)	Approximately 29% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through October 7, 2028.
(8)	Approximately 96% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through February 28, 2026.
(9)	Approximately 83% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through August 29, 2026.
(10)	Approximately 71% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through February 28, 2027.
(11)	Approximately 46% of the shares subject to this option were vested as of December 31, 2025, and the remainder vest in equal increments on a monthly basis thereafter through February 29, 2028.
Employee Benefits
We provide standard employee benefits to our full- and part-time employees, including our Named Executive Officers, in the United States (in the case of part-time, those that work 30 or more hours per week), including health, disability and life insurance and a 401(k) plan as a means of attracting and retaining our executives and employees.
We sponsor a 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Internal Revenue Code (in 2023). We provide fully vested Safe Harbor contributions equal to 3% of each employee’s eligible compensation.
Tax Considerations
Under Section 162(m) of the Code, compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, it also looks at other factors in making its decisions and retains the flexibility to provide compensation for our Named Executive Officers in a manner consistent with the goals of our executive compensation program, which may include providing for compensation that is not deductible due to the deduction limit under Section 162(m).
Pension Benefits
We do not maintain any defined benefit pension plans.
Non-qualified Deferred Compensation
We do not maintain any non-qualified deferred compensation plans.
Offer Letters
We extended offer letters to each of our Named Executive Officers in connection with their employment. The letters generally provide for at-will employment and set forth the Named Executive Officer’s initial base salary, initial equity grant amount and eligibility for employee benefits. In addition, each of our Named Executive Officers has executed a form of our standard confidential information and invention assignment agreement. The key terms of the offer letters extended to our Named Executive Officers that continue to be in effect are described below.
David Hung, M.D.
In February 2019, we entered into an offer letter with Dr. Hung, our President and Chief Executive Officer. Pursuant to the offer letter, Dr. Hung’s initial base salary was established at $475,000 per year, and his annual target bonus was subsequently established at 75% of his annual base salary, based upon achievement of performance objectives and other criteria determined by our Board.
Philippe Sauvage
In October 2024, we entered into an offer letter with Mr. Sauvage, our Chief Financial Officer. Pursuant to the offer letter, Mr. Sauvage’s initial base salary was established at $[   ] per year, and his annual target bonus was established at [  ]% of her annual base salary, based upon achievement of performance objectives and other criteria determined by our Board.
Gary Hattersley, Ph.D.
In June 2019, we entered into an offer letter with Dr. Hattersley, our Chief Scientific Officer. Pursuant to the offer letter, Dr. Hattersley’s initial base salary was established at $425,000 per year, and his annual target bonus was established at 40% of his annual base salary, based upon achievement of performance objectives and other criteria determined by our Board.
Severance Policy
Under our Severance and Change in Control Plan (the “Severance Plan”), upon an involuntary termination without “cause,” (as defined in the Severance Plan), executive officers designated as Tier 1 (which includes all of our current executive officers) are eligible to receive, upon execution of a release of claims, cash severance in an amount equal to 12 months of base salary, as well as 12 months of COBRA health insurance reimbursement. Upon a termination without “cause” or a resignation for “good reason” within 12 months after a “change in control” of our company (each such term as defined in the Severance Plan), executive officers are eligible to receive the cash severance and COBRA reimbursement described above and also (1) a lump sum cash payment equal to 100% of target annual bonus; and (2) full acceleration of vesting of any equity awards that are subject to vesting based solely on the passage of time. Vesting of any equity awards that contain unachieved performance conditions at the time of termination is not accelerated under the Severance Plan, except as otherwise determined by the Board in its sole discretion.
Incentive Compensation Recoupment Policy
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers (NEOs), to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation—2025 Executive Officer Compensation.”

PAY VERSUS PERFORMANCE
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (TSR)(5) ($)	Net Income (loss)(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$3,876,736	$27,829,744	$1,476,570	$7,995,513	$76.58	($204,627,000)
2024	$3,717,354	$6,541,377	$1,789,844	$1,993,601	$22.74	($567,939,000)
2023	$4,324,280	$2,785,367	$1,350,590	$790,997	$12.91	($75,802,000)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for David Hung, M.D. (our principal executive officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Hung, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Hung during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Hung’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2025	$3,876,736	($2,674,636)	$26,627,644	$27,829,744
2024	$3,717,354	($2,519,960)	$5,343,983	$6,541,377
2023	$4,324,280	($3,323,675)	$1,784,762	$2,785,367

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Options” column in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Award Adjustments ($)
2025	$14,264,055	$11,231,213	$0	$1,132,376	$0	$26,627,644
2024	$3,261,900	$1,137,344	$0	$944,739	$0	$5,343,983
2023	$2,552,921	($567,896)	$0	($200,263)	$0	$1,784,762

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2025 are Philippe Sauvage and Gary Hattersley, Ph.D. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2024 are Gary Hattersley, Ph.D. and Colleen Sjogren. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2023 are Gary Hattersley, Ph.D. and David Liu, M.D., Ph.D.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non- PEO NEOs ($)
2025	$1,476,570	($668,659)	$7,187,602	$7,995,513
2024	$1,789,844	($1,148,489)	$1,352,246	$1,993,601
2023	$1,350,590	($664,735)	$105,142	$790,997

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2025	$3,566,014	$2,802,676	$0	$818,912	$0	—	$7,187,602
2024	$983,449	$215,972	$0	$152,825	$0	—	$1,352,246
2023	$510,584	($323,389)	$0	($82,053)	$0	—	$105,142

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year. The Company is not have any significant revenue during the periods presented. Consequently, the Company did not use net income (loss) as a performance measure in its executive compensation program.

Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail above in “Executive Compensation–2025 Executive Officer Compensation,” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.
Compensation Actually Paid and Net Loss
The Company had no significant revenue during the periods presented. Consequently, we do not use net income (loss) as a performance measure in our executive compensation program. Moreover, as a pre-commercial company, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.
Compensation Actually Paid and Cumulative TSR
The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$500.00
$450.00
$400.00
$350.00
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
Cumulative TSR
(value of initial $100 investment)
2023
2024
2025
PEO
Average for Non-PEO NEOS
TSR

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF MATERIAL NONPUBLIC INFORMATION
From time to time, the Company grants stock options to its employees, including the Named Executive Officers. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants in February each year, which refresh grants are typically approved at a meeting of the Compensation Committee occurring in February. The Company’s typical practice is to grant refresh employee stock options on the last business day of the month of February. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the board and at the time of each annual meeting of the Company’s stockholders, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Compensation For Directors”. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because stock option grant dates are generally determined by extrinsic events such as employee or director start dates or annual meeting dates or, in the case of annual refresh stock options, typically occur on the last business day of February, the Compensation Committee generally does not take material nonpublic information (MNPI) into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI.
The following table provides information regarding each instance in 2025 when the Company awarded a stock option to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K, and ending one business day after the filing or furnishing of such report. Each such instance is included without regard to the Company’s view as to whether the report disclosed MNPI.

Name (a)	Grant date (b)	Number of securities underlying the award (c)	Exercise price of the award ($/Sh) (d)	Grant date fair value of the award (e)
Percentage change in the
closing market price of the
securities underlying the
award between the trading
day ending immediately
prior to the disclosure of
material nonpublic
information and the trading
day beginning immediately
following the disclosure
of material nonpublic
information
(f)

David Hung, M.D.	2/28/25	2,000,000	$1.97	$1.34	6.88%
Colleen Sjogren	2/28/25	448,182	$1.97	$1.34	6.88%
Gary Hattersley, Ph.D.	2/28/25	448,182	$1.97	$1.34	6.88%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table presents information as to the beneficial ownership of our common stock as of March 25, 2026, for:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each Named Executive Officer;
•	each of our directors; and
•	all executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Common stock subject to options that are currently exercisable or exercisable within 60 days of March 25, 2026, are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Because Class B Stock is convertible into Class A Stock on a share-for-share basis, each beneficial owner of Class B Stock is deemed by the SEC to be a beneficial owner of the same number of shares of Class A Stock. Therefore, in indicating a person’s beneficial ownership of shares of Class A Stock in the table, it has been assumed that such person has converted into Class A Stock all shares of Class B Stock of which such person is a beneficial owner. For these reasons the table contains substantial duplications in the numbers of shares and percentages of Class A Stock and Class B Stock shown for Dr. Hung.
Percentages of beneficial ownership of our common stock in the table are based on 346,685,831 shares of Class A Stock issued and outstanding on March 25, 2026 and 1,000,000 shares of Class B Stock issued and outstanding on [March 25], 2026. Unless otherwise indicated, each of the persons and entities have sole voting and investment power with respect to the shares beneficially owned by them, and the address of each of the individuals and entities named below is c/o Nuvation Bio Inc., 1500 Broadway, Suite 1401, New York, New York, 10036:

	Class A Stock				Class B Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Number of Shares Exercisable Within 60 Days(3)	Total Shares Beneficially Owned(4)	Percentage of Class(5)	Number of Shares Beneficially Owned(2)	Number of Shares Exercisable Within 60 Days(3)	Total Shares Beneficially Owned(4)	Percentage of Class(5)
5% and Greater Holders:
David Hung, M.D.(6)	59,281,054(6)	6,036,057	65,317,111	18.8	1,000,000	—	1,000,000	100
Entities affiliated with FMR LLC(7)	50,599,225	—	50,599,225	14.6	—	—	—	—
Entities affiliated with Decheng Anbio Limited(8)	25,954,439	—	25,954,439	7.5
Directors and Named Executive Officers
David Hung, M.D.	59,281,054(6)	6,036,057	65,317,111	18.8	1,000,000	—	1,000,000	100
Philippe Sauvage	12,673	442,708	455,381	*	—	—	—	—
Gary Hattersley, Ph.D.	0	2,007,984	2,007,984	*	—	—	—	—
Robert B. Bazemore, Jr.	5,000	1,285,831	1,290,831	*	—	—	—	—
Kim Blickenstaff(9)	172,189	1,285,831	1,458,020	*	—	—	—	—
Min Cui, Ph.D.(8)	25,954,439	12,468	25,996,907	7.5
Kathryn E. Falberg	250,000	1,285,831	1,535,831	*	—	—	—	—
Robert Mashal, M.D.(10)	200,000	869,455	1,069,455	*
W. Anthony Vernon	304,100	1,285,831	1,589,931	*	—	—	—	—
All company’s directors and executive officers as a group (12 individuals)(11)	86,298,831	17,399,483	103,698,314	30	1,000,000	—	1,000,000	100

*	Represents less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Nuvation Bio Inc., 1500 Broadway, Suite 1401, New York, NY 10036.

(2)
Represents the number of shares of our common stock owned directly or indirectly by each entity and person and excludes shares underlying options held by our directors and officers, which are reported in the columns titled “Number of Shares Exercisable Within 60 Days”.

(3)	Represents shares of our common stock subject to stock options that are or will become exercisable within 60 days of March 25, 2026.
(4)	Equals the sum of the number of shares under the table columns titled “Number of Shares Beneficially Owned” and “Number of Shares Exercisable Within 60 Days”.
(5)
The calculation of percentages is based upon 346,685,831 shares of Class A Stock issued and outstanding on [March 25], 2026 and 1,000,000 shares of Class B Stock issued and outstanding on March 25, 2026, plus for each of the individuals listed above, the number of shares subject to stock options reflected in the column under the heading “Total Shares Beneficially Owned”.

(6)	Interests shown include (i) 65,317,111 shares of Class A Stock and (ii) 1,000,000 shares of Class B Stock issuable upon conversion of Class A Stock.
(7)
As reported on a Schedule 13G/A filed by FMR LLC and Abigail P. Johnson on May 12, 2025. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (Fidelity Funds) advised by Fidelity Management & Research Company LLC (FMR Co. LLC), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address for each person and entity named in this footnote is 245 Summer Street, Boston, MA 02210.

(8)
As reported on Form 4 filed by Min Cui, Ph.D. on September 5, 2024. Interests include 17,062,202 shares of Class A Stock held by Decheng Anbio Limited (SPV), 1,281,206 shares of Class A Stock held by Decheng Capital China Life Sciences USD Fund III, L.P. (Fund III), and 7,611,031 shares of Class A Stock held by Decheng Capital Global Healthcare Fund (Master), LP (Healthcare). These securities are owned directly by Fund III, Healthcare and SPV. Dr. Min Cui is (i) the manager of Decheng Capital Management III (Cayman), LLC, the general partner of Fund III, (ii) the indirect managing member and ultimate beneficial owner of Decheng Capital Global Healthcare GP, LLC, the general partner of Healthcare, and (iii) a director of SPV. The principal business address for each person and entity named in this footnote is No. 6, 1006 Huashan Road, Shanghai 200050, China.

(9)	These securities are owned directly by the Kim Blickenstaff Revocable Trust dated April 15, 2010, of which Mr. Blickenstaff is Trustee.
(10)
These securities include (i) 519,454 shares subject to options to purchase Class A Stock held by Dr. Mashal; (ii) 350,001 shares subject to options to purchase Class A Stock that are exercisable within 60 days of March 25, 2026 held by Robert D. Mashal Irrevocable Trust of 2025, of which Dr. Mashal is Trustee; and (iii) 200,000 shares of Class A Stock held by Robert D. Mashal 2020 Revocable Trust, of which Dr. Mashal is Trustee.

(11)	Represents our directors, nominees and current executive officers as a group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the 1934 Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our reporting persons were made and made timely.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information regarding our equity compensation plans in effect as of December 31, 2025:

Equity Compensation Plans	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Approved by Stockholders(1)	73,963,104	$ 3.27	47,035,837
Not Approved by Stockholders	—	—	—
Total	73,963,104	$ 3.27	47,035,937

(1)
The number of shares remaining available for future issuance includes 27,922,513 shares available under our 2021 Equity Incentive Plan (2021 Plan) and 19,113,324 shares available under our 2021 Employee Stock Purchase Plan (2021 ESPP).

The number of shares of Class A Stock reserved for issuance under the 2021 Plan automatically increases on January 1 of each year, beginning on January 1, 2022, and continuing through and including January 1, 2031 by 4% of the total number of shares of our common stock outstanding or issuable upon conversion or exercise of outstanding instruments on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board. The number of shares of Class A Stock reserved for issuance under the 2021 ESPP automatically increases on January 1 of each year, beginning on January 1, 2022, and continuing through and including January 1, 2031 by 1% of the total number of shares of our common stock outstanding or issuable upon conversion or exercise of outstanding instruments on December 31 of the preceding calendar year, or a lesser number of shares determined by our Board.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS
The following is a description of transactions since January 1, 2024 to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the smaller reporting company’s total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Compensation arrangements for our directors and Named Executive Officers are described in this Proxy Statement under the section entitled “Executive Compensation.”
Indemnification Agreements
Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:
•	any breach of the director’s duty of loyalty to the corporation or its stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions; or
•	any transaction from which the director derived an improper personal benefit.
Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies, such as injunctive relief or rescission. Our amended and restated certificate of incorporation and our Bylaws provide that we are required to indemnify our directors to the fullest extent permitted by Delaware law. Our Bylaws also provide that, upon satisfaction of certain conditions, we shall advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our amended and restated certificate of incorporation and Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the board. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and certain employees. With certain exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted for directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Employment Arrangements
We have extended offer letters to our executive officers in connection with their employment as described in greater detail in the section of this Proxy Statement titled “Executive Compensation.”

Policies and Procedures for Related Party Transactions
Our Board has adopted a written related-person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar or related transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.
In addition, under our code of conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest to our legal department, or, if the employee is an executive officer, to our Board.
In considering related-person transactions, our audit committee (or other independent body of our Board) will take into account the relevant available facts and circumstances including, but not limited to, the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND AVAILABLE INFORMATION
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Nuvation Bio stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, or if you are holding a physical stock certificate, direct your written or oral request to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, telephone number (212) 509-4000. You may also direct a written or oral request for the separate proxy materials to: Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036, telephone number (650) 641-2105. Upon receipt of a written or oral request as set forth above, we will promptly deliver to you separate proxy materials. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker or Continental.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

Stephen Dang
Secretary
April 10, 2026
A copy of Nuvation Bio’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025, is available without charge upon written request to: Nuvation Bio Inc., Attn: Investor Relations, 1500 Broadway, Suite 1401, New York, New York, 10036.

Nuvation Bio

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89339-P48037 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVATION BIO INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Bazemore
02) Robert Mashal, M.D.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com.

V89340-P48037

NUVATION BIO INC.
Annual Meeting of Stockholders
May 21, 2026 11:00 AM, EDT
Class A Common Stock Proxy
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Hung, M.D. and Philippe Sauvage, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of NUVATION BIO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EDT on May 21, 2026, at www.virtualshareholdermeeting.com/NUVB2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Nuvation Bio

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89341-P48037 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVATION BIO INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Robert Bazemore
02) Kim D. Blickenstaff
03) Robert Mashal, M.D.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com.

V89342-P48037

NUVATION BIO INC.
Annual Meeting of Stockholders
May 21, 2026 11:00 AM, EDT
Class B Common Stock Proxy
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) David Hung, M.D. and Philippe Sauvage, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class B Common Stock of NUVATION BIO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EDT on May 21, 2026, at www.virtualshareholdermeeting.com/NUVB2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side